UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2014
Date of Report (Date of earliest event reported)

TAGLIKEME CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-25455	201777817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Third Floor, 7-8 Conduit Street, Mayfair, London, UK	W1S 2XF
(Address of principal executive offices)	(Zip Code)

44 207 290 6919
Registrant’s telephone number, including area code

_____________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 27, 2014, there was a change in control of TagLikeMe Corp., a Nevada corporation (the "Corporation"). In accordance with the terms and provisions of that certain securities exchange agreement dated February 27, 2014 (the "Securities Exchange Agreement") among the Company, Nola Energy Inc., a private Nevada corporation (the “Nola”), and the shareholders of Nola who hold of record the total issued and outstanding shares of common stock of Nola., the Board of Directors appointed Gerard Danos as the President and a member of the Board of Directors of the Corporation. As of the date of this Current Report, Richard Elliot-Square remains as the Chief Executive Officer, Secretary and Treasurer/Chief Financial Officer. The Board of Directors of the Corporation is comprised of Richard Elliot-Square and Gerard Danos.

Gerard Danos. Mr. Danos is a highly skilled, entrepreneurial-minded businessman who is an accomplished energy-industry professional with a track record of results-driven success in his career. Mr. Danos brings to the Corporation exceptional business acumen coupled with an in-depth knowledge and understanding of the oil and gas industry and its market dynamics. Mr. Danos is also a private investor and currently holds positions with several companies in the oil and gas sector, including chairman & chief executive officer of Lighthouse Petroleum, Inc., a publicly traded company on the OTC Markets that currently operates in Texas and Louisiana. Mr. Danos has successfully restructured and reorganized Lighthouse Petroleum Inc. by overhauling management, drastically reducing debt, and securing revenue-generating oil and gas leases. Mr. Danos previously held positions with Treaty Energy Corporation, an oil and gas exploration company operating in the United States and Central America, where he served in an advisory capacity at its startup and later became its chief operating officer, secretary, and board member. Prior to joining Treaty Energy Corporation, Mr. Danos was owner/principal at St. Catherine’s Hospice, LLC where he helped guide the company from startup to one of the region’s leading hospice providers. Mr. Danos also served as vice president and director for Medico, LLC, a subsidiary of Magnolia Management Corporation, a privately held company that operates more than 65 long-term care facilities throughout Louisiana and Mississippi.

Mr. Danos earned a Bachelor’s Degree from Louisiana State University in Baton Rouge.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TagLikeMe Corp.

Date: March 20, 2014	By:	/s/ Richard Elliot-Square
	Name:	Richard Elliot-Square
	Title:	President/Chief Executive Officer